Exhibit 99.1

DEBT SETTLEMENT AND EXCHANGE AGREEMENT

THIS DEBT SETTLEMENT AND EXCHANGE AGREEMENT dated as of NOVEMBER 20, 2006 (this “Agreement”), is by and among DG FASTCHANNEL, INC. (“DG”), DG SYSTEMS ACQUISITION III CORPORATION (“Borrower”), and MDVX, INC. (“Lender”).

RECITALS

WHEREAS, Borrower executed and delivered to Lender that certain PROMISSORY NOTE dated as of APRIL 15, 2005 (the “Note”) in the original principal amount of SIX MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($6,500,000.00); and

WHEREAS, Lender is the current holder of the Note; and

WHEREAS, Borrower, Lender and DG have agreed to discharge the outstanding principal balance of the Note plus all accrued and unpaid interest thereon (the “Obligations”) pursuant to the terms and conditions set forth in this Agreement;

NOW THEREFORE, the parties hereto, for good and valuable consideration agree as follows:

1.             Defined Terms.  Capitalized terms not otherwise defined herein shall have the same meanings as in the Note and the Loan Agreement (as such term is defined in the Note).

2.             Obligations.  Borrower and Lender agree that (a) the outstanding principal balance of the Note is FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00); (b) a payment on such outstanding principal balance in the amount of TWO MILLION AND NO/100 DOLLARS ($2,000,000.00) is due and payable on APRIL 15, 2007; and (c) a payment of the remaining principal balance in the amount of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00) is due and payable on APRIL 15, 2008.

3.             Payment of Obligations.  On or before 2:00 pm (Dallas, Texas time) on NOVEMBER 20, 2006 (the date of such payment, being the “Conversion Date”), Borrower agrees to pay or cause the payment to Lender of the sum of TWO MILLION AND NO/100 DOLLARS ($2,000,000.00) plus all accrued and unpaid interest on the Note in immediately available funds (the “Payment Obligation”).  On the Conversion Date, the remaining Obligations on the Note shall be converted into shares (the “Shares”) of DG common stock in an amount equal to THREE MILLION AND NO/100 DOLLARS ($3,000,000.00) divided by the average closing price of DG’s common stock for the ten consecutive trading days ending on the trading day that is three trading days prior to the Conversion Date, as reported on the NASDAQ Global Market, and DG shall deliver to Lender stock certificate(s) representing the Shares issued in the name of Lender (the “Conversion Obligation”).

4.             Satisfaction of Obligations.  Upon satisfaction of the Payment Obligation and the Conversion Obligation, (a) all obligations of Borrower, DG and Scott K. Ginsburg under the

Loan Documents shall be discharged, (b) Lender shall return to Borrower the Note and Pledged Securities (as such term is defined in the Pledge Agreement), and (c) Borrower shall be authorized to terminate any UCC filed by Lender against Borrower or DG in connection with the Obligations.

5.             Representations and Warranties of DG.  DG hereby represents and warrants to Lender as follows:

(a)           Organization and Good Standing; Authorization.   DG is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)           Requisite Power and Authorization.  DG has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, including without limitation the issuance of the Shares hereunder.  All corporate action of DG required for the execution and delivery of this Agreement and the issuance and delivery of the Shares has been duly and effectively taken, and no further actions, authorizations or consents, are required.  This Agreement constitutes the valid and binding obligation of DG, enforceable against DG in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditor’s rights, and (ii) as limited by general principles of equity that restrict the availability of equitable remedies.

(c)           Validity of Shares.  The Shares, when issued by DG to Lender in full satisfaction of the remaining Obligations on the Note, will be validly issued, fully paid and non-assessable.

6.             Representations and Warranties of Lender.  Lender hereby represents and warrants to Borrower and DG as follows:

(a)           Organization and Good Standing; Authorization.   Lender is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)           Requisite Power and Authorization.  Lender has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  All corporate action of Lender required for the execution and delivery of this Agreement has been duly and effectively taken, and no further actions, authorizations or consents, are required.  This Agreement constitutes the valid and binding obligation of Lender, enforceable against Lender in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditor’s rights, and (ii) as limited by general principles of equity that restrict the availability of equitable remedies.

(c)           Investment Representations.

(i)            Lender is a sophisticated investor, having such knowledge and experience in financial and business matters as to be capable of making an informed investment decision with respect to the conversion of the remaining Obligations on the Note into the Shares.  The Lender has had access to such information, or opportunity to ask such questions, as the Lender has deemed necessary with respect to the value of the Shares or to the business, prospects and operations of DG.  Lender is not relying upon any representation or warranty by DG with respect to the value of the Shares, and accordingly no such representations or warranties are made.

(ii)           The Lender acknowledges that the Shares have not been registered under the federal securities laws on the grounds that the issuance of the Shares are exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and that the Shares issued hereunder are “restricted securities” as that term is defined in the Securities Act.  The Lender has been informed and understands that the Shares, upon issue, will have such restrictive legends as are required by law or as DG may otherwise deem appropriate.  The Lender further acknowledges that the Shares are being acquired for investment purposes and not with a view to the distribution thereof within the meaning of the Securities Act.

7.             Demand Registration.  If, at any time after April 30, 2007, the Lender shall deliver to DG a written request to register all (but not less than all) of the Shares issued pursuant to this Agreement, then DG shall as promptly as is practicable, but in any event by the date that is sixty (60) days after receipt of the request of the Lender, prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (a “Registration Statement”) registering the resale of the Shares from time to time by the Lender.  The Registration Statement shall be on Form S-3; provided, however, that if DG is not then eligible to register the Shares on Form S-3 then DG shall not be required to register the Shares under this Section 7 until such time as it is eligible to register the Shares on Form S-3.  Until the Expiration Date (as defined below), DG shall use its commercially reasonable best efforts to make all filings with the SEC that are required under the Securities Exchange Act of 1934 (the “Exchange Act”) in order for DG to satisfy the registrant requirements of Form S-3.  DG shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as is practicable and to keep the Registration Statement continuously effective under the Securities Act until the first to occur of (i) the sale pursuant to the Registration Statement of all of the Shares, or (ii) the date that the holding period applicable to the Shares would have the expired under Rule 144(k) under the Securities Act (the “Expiration Date”).

Notwithstanding the foregoing, DG shall not be obligated to file, or to take any action to effect, any such registration pursuant to this Section if in the good faith judgment of the Board of Directors of DG, such registration would (i) interfere with or adversely affect any financing, acquisition, corporate reorganization or other material transaction or development involving DG, or (ii) require DG to disclose matters that otherwise would not be required to be disclosed at such time (each a “Disclosure Condition”), DG may, for a period of not more than 120 days from the date of such determination, require the suspension by Lender of the distribution of any Shares by giving notice to Lender; provided, however, that no single suspension shall extend for more than 120 days without the written consent of Lender, nor may the aggregate number of days in which Lender is subject to a suspension during any period of 12 consecutive months exceed 150 days.  Any such notice of suspension or delay need not specify the reasons for such suspension or delay if DG determines, in its good faith judgment, that doing so could interfere with or adversely affect any such transaction or result in a Disclosure Condition.  In the event that such notice is given, but subject to the time limitations contained in the first sentence of this paragraph, then until DG has determined, in its good faith judgment, that such registration and offering would no longer result in a Disclosure Condition and has given notice thereof to Lender, DG’s obligations under this Paragraph 7 will be suspended and the Effectiveness Period of such Registration Statement shall be extended for a number of days equal to the total number of days for which the distribution of Registrable Securities included in such Registration Statement by Lender has been suspended, but not longer than the periods set forth above.

8.             Piggyback Registrations.

(a)           Right to Piggyback.  Prior to the Expiration Date, whenever the Company proposes to register any of its securities for its own account under the Securities Act (other than (i) pursuant to a Demand Registration to which Section 7 is applicable or (ii) in connection with registrations on Form S-4, S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of the Shares (a “Piggyback Registration”), DG shall give prompt written notice to Lender of its intention to effect such a registration and, subject to the provisions hereof, shall include in such registration all of the Shares requested to be so registered by Lender within 20 days after the receipt of DG’s notice to Lender.

(b)           Priority on Primary Registrations.  If a Piggyback Registration is an underwritten primary registration on behalf of DG, and the managing underwriters advise DG in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to DG, then DG shall include in such registration (i) first, the securities DG proposes to sell, (ii) second, the registrable securities requested to be included in such registration statement, pro rata among all holders of demand registration rights on the basis of the number of shares sought to be registered by each such holder and (iii) third, the other securities requested to be included in such registration.

(c)           Priority on Secondary Registrations.  If a Piggyback Registration is an underwritten secondary registration on behalf of holders of DG’s securities other than Lender (it being understood that secondary registrations on behalf of Lender are addressed in Section 7 above rather than this Section 8(c)), and the managing underwriters advise DG in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the securities to be included in such registration, then DG shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the securities requested to be included in such registration, pro rata among the holders of demand registration rights on the basis of the number of shares sought to be registered by each such holder and (iii) third, the other securities requested to be included in such registration.

(d)           Selection of Underwriters.  If any Piggyback Registration is an underwritten offering, then the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the securities to be included in such Piggyback Registration. Such approval shall not be unreasonably withheld.

9.             Holdback Agreements.  To the extent not inconsistent with applicable law, Lender shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of DG, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 120-day period beginning on the effective date of the registration statement relating to any underwritten Demand Registration or any underwritten Piggyback Registration (or such shorter period as agreed to by the underwriters managing such registered public offering), in each case in which Shares of Lender are included (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree.

10.           Expenses; Underwriting Agreement.  Lender shall pay all fees and expenses of counsel for Lender and all underwriting discounts and commissions, if any, relating to the sale or disposition of Lender’s Shares pursuant to any registration statements hereunder.  All other fees and expenses relating to all registrations hereunder shall be paid by DG.  In connection with any registration statement in which Lender is participating, it shall provide to DG in writing such information as DG reasonably requests in connection therewith and shall indemnify and hold harmless to the fullest extent permitted by law DG and its officers, directors, agents and employees and each person, if any, who controls DG within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages, liabilities, joint or several and expenses (“Damages”) caused by any untrue statement or alleged untrue statement of a material fact provided by Lender and contained in any registration statement or prospectus relating to the Shares or any preliminary, summary or final prospectus or any amendments or supplements thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Lender’s liability under this sentence shall be limited to and shall not exceed the net proceeds it receives from the sale of the Shares registered under such Registration Statement.  Lender may not participate in any underwritten registration hereunder unless it executes and delivers all agreements and performs all acts reasonably required by the underwriters managing such offering.  DG shall indemnify and hold harmless to the fullest extent permitted by law Lender, its officers, directors and agents, and each person, if any, who controls Lender within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any Damages caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Shares or any preliminary, summary or final prospectus or any amendments or supplements thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading.

11.           Removal of Restrictive Legends.  In connection with any proposed sale of the Shares, any legend endorsed on a certificate and any related stop transfer instructions with respect to any Shares shall be removed, and DG shall within ten (10) Business Days cause its transfer agent to issue promptly a certificate without such legend to the holder thereof, if (i) such Shares shall be registered under the Securities Act, (ii) such legend may be properly removed under the terms of Rule 144 under the Securities Act, or (iii) such holder shall provide DG with an opinion of counsel, satisfactory to DG, to the effect that a sale, transfer or assignment of such Shares may be made pursuant to Rule 144(k) under the Securities Act.

12.           Entire Agreement.  This Agreement embodies the entire agreement and understanding between Debtor, DG and Lender relating to the Obligations and supersedes all prior agreements and understandings between the parties; provided, however, that this Agreement shall be deemed to contain such terms and conditions as are customary in Registration Rights Agreements among sophisticated parties and provided further that the express terms of this agreement shall prevail if any provision hereof is inconsistent with any such customary Registration Rights Agreement.  Lender’s rights and obligations hereunder are not assignable; provided, however, that Lender may assign its rights and obligations to H. Chase Lenfest or to any trust created by him provided further that such transfer shall be effected in accordance with applicable securities laws.

13.           CHOICE OF LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TEXAS.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

EXECUTED as of the date first written above.

DEBTOR:

DG SYSTEMS ACQUISITION III CORPORATION

By:	/s/ OMAR A. CHOUCAIR
Name:	OMAR A. CHOUCAIR
Title:	Chief Financial Officer

DG:

DG FASTCHANNEL, INC.

By:	/s/ OMAR A. CHOUCAIR
Name:	OMAR A. CHOUCAIR
Title:	Chief Financial Officer

LENDER:

MDVX, INC.

By:	/s/ H. CHASE LENFEST
Name:	H. CHASE LENFEST
Title:	Principal